Exhibit 10.1

Executed Version

AMENDMENT NO. 4 TO CREDIT AGREEMENT

This Amendment No. 4 to Credit Agreement (this “Agreement”) dated as of November 6, 2015 (the “Effective Date”) is among JP Energy Partners LP, a Delaware limited partnership (the “Borrower”), JP Energy Refined Products, LLC, a Delaware limited liability company, JP Energy ATT, LLC, a Delaware limited liability company, JP Energy Caddo, LLC, a Delaware limited liability company, Pinnacle Propane, LLC, a Texas limited liability company, Pinnacle Propane Express, LLC, a Delaware limited liability company, Alliant Gas, LLC, a Texas limited liability company, JP Energy Crude Oil Services, LLC, a Delaware limited liability company. JP Falco, LLC, a Delaware limited liability company, JP Energy Storage, LLC, a Oklahoma limited liability company, JP Energy Permian, LLC, a Delaware limited liability company, JP Energy Products Supply, LLC, a Delaware limited liability company, and JP Liquids, LLC, a Delaware limited liability company, (each a “Guarantor”), the undersigned Lenders (as defined below) and Bank of America, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer.

INTRODUCTION

A.The Borrower, the financial institutions party thereto as Lenders (the “Lenders”), and the Administrative Agent have entered into the Credit Agreement dated as of February 12, 2014 (as amended, restated, or modified from time to time, the “Credit Agreement”).

B.The Borrower has notified the Administrative Agent that the Borrower is party to certain financial Swap Contracts with a Lender or one of its Affiliates that do not fully comply with the current requirements of Section 7.17 of the Credit Agreement, which would constitute an Event of Default under Section 8.01(b) of the Credit Agreement with respect to Section 7.17 (the “Swap Contract Default” and together with any Default or Event of Default that would arise solely (a) from any failure of the Borrower to give notice of the Swap Contract Default pursuant to Section 6.03(a) of the Credit Agreement or (b) from any breach of the representation and warranty contained in Section 5.07 of the Credit Agreement that would arise solely from the existence of the Swap Contract Default, the “Subject Default”).

C.The Borrower has requested that the Administrative Agent, the Lenders, the L/C Issuer and the Swing Line Lender agree to make certain amendments to the Credit Agreement and grant certain waivers with respect to the Subject Default, as set forth herein.

THEREFORE, in fulfillment of the foregoing, the Borrower, the Administrative Agent, the L/C Issuer, the Swing Line Lender and each of the undersigned Lenders hereby agree as follows:

Section 1.Definitions; References.  Unless otherwise defined in this Agreement, each term used in this Agreement which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

Section 2.Amendments to Credit Agreement.

(a)The definition of “Change in Control” in Section 1.01 of the Credit Agreement is hereby amended by deleting the parenthetical in clause (b) in its entirety.

(b)The definition of “Eurodollar Rate” in Section 1.01 of the Credit Agreement is hereby amended by (i) replacing “Reuters” with “Bloomberg”, (ii) adding “(i)” immediately after “provided that” in the proviso therein, and (iii) adding the following phrase immediately after “reasonably determined by the Administrative Agent” in such proviso:

“and (ii) if the Eurodollar Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.”

(c)The definition of “Swap Contract” in Section 1.01 of the Credit Agreement is hereby amended by adding the following phrase immediately after “under any Master Agreement” in clause (b) therein:

“; provided that no (i) phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrower or its Subsidiaries or (ii) near term spot market purchase or sale of a commodity in the ordinary course of business based on a price determined by a rate quoted on an organized exchange or a widely recognized posted price, in either case, for actual physical delivery, and entered into in connection with the management of the Open Position of the Borrower and its Restricted Subsidiaries in accordance with Section 7.17, shall be a Swap Contract”

(d)The Credit Agreement is hereby amended by adding the following new Section 5.23:

5.23.Anti-Corruption Laws.  The Borrower and its Subsidiaries have conducted their business in compliance with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act of 2010, and other similar anti-corruption legislation in other jurisdictions and have instituted and maintained policies and procedures designed to promote and achieve compliance with such laws.

(e)Section 6.02(g) of the Credit Agreement is hereby amended by adding “(i)” immediately after “in appropriate detail” and the following phrase immediately after “each such fiscal quarter”:

“and (ii) the Borrower’s computations of its and its Restricted Subsidiaries’ aggregate Open Position calculated in accordance with Section 7.17 as of the close of business on the last Business Day of each such fiscal quarter”

(f)Section 7.02(a) of the Credit Agreement is hereby amended by replacing “permitted” with “not prohibited” in clause (iii) therein.

(g)Section 7.17 of the Credit Agreement is hereby amended and restated in its entirety as follows:

7.17.Prohibited Commodity Transactions.  Directly or indirectly purchase or sell any commodities futures contracts or otherwise be a party to or in any manner liable on any forward commodity contract in connection with the Borrower’s Crude Oil Logistics Business unless (a) such transactions are entered into in the ordinary course of the business of the Borrower and its Restricted Subsidiaries and not for speculative purposes and consistent with the then current risk management policy of the Borrower with respect to its Crude Oil Logistics Business which has been delivered to the Administrative Agent, (b) such transactions are (i) economically appropriate and consistent with the Borrower’s and such Restricted Subsidiary’s business; (ii) used to offset price risks incidental to the Borrower’s or such Restricted Subsidiary’s cash or spot transactions in Petroleum Product; and (iii) established and liquidated in accordance with sound commercial practices, (c) the aggregate Open Position of the Borrower and its Restricted Subsidiaries (calculated by adding the Open Positions of the Borrower and its Restricted Subsidiaries for each type of Petroleum Product and each market and any separate Open Positions determined pursuant to the last sentence of paragraph (y) of the definition of “Open Position”) does not exceed 50,000 barrels of Petroleum Product at any one time, and (d) such transactions are permitted under Section 7.02(a).

(h)The Credit Agreement is hereby amended by adding the following new Section 7.19:

7.19.Anti-Corruption Laws.  Directly or indirectly, use the proceeds of any Credit Extension for any purpose which would breach the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act of 2010, and other similar anti-corruption legislation in other jurisdictions.

Section 3.Waiver. The Lenders hereby waive the Subject Default, which waiver shall, upon effectiveness of this Agreement, be effective as of the date of occurrence of the Subject Default.  This waiver is limited to the extent described herein and shall not be construed to be a waiver of any other terms, provisions, covenants, warranties or agreements contained in the Credit Agreement or any of the Loan Documents or a waiver of any Default or Event of Default that may have occurred (other than the Subject Default) or may hereafter occur.  Without limiting the foregoing, failure to observe or perform any agreement contained in Section 7.17 of the Credit Agreement, including entry after the date of this Agreement into any Swap Contracts that do not comply with the requirements of the Credit Agreement as amended hereby, shall constitute a Default and Event of Default. The Administrative Agent and the Lenders reserve the right to exercise any rights and remedies available to them in connection with any present or future defaults under the Credit Agreement or any other provision of any Loan Document other than the Subject Default.

Section 4.Reaffirmation of Liens; Reaffirmation of Guaranty.

(a)Each of the Borrower and each Guarantor (i) is party to certain Collateral Documents securing and supporting the Borrower’s obligations under the Loan Documents, (ii) represents and warrants that it has no defenses to the enforcement of the Collateral Documents and that according to their terms the Collateral Documents will continue in full force and effect to secure the Borrower’s obligations under the Loan Documents, as the same may be amended, supplemented, or otherwise modified, and (iii) acknowledges, represents, and warrants that the liens and security interests created by the Collateral Documents are valid and subsisting and create a perfected Lien in the Collateral to the extent, and with the priority, contemplated by the Collateral Documents to secure the Borrower’s obligations under the Loan Documents, as the same may be amended, supplemented, or otherwise modified.

(b)Each Guarantor hereby ratifies, confirms, and acknowledges that its obligations under the Loan Documents are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment and performance, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Obligations, as such Obligations may have been amended by this Agreement.  Each Guarantor hereby acknowledges that its execution and delivery of this Agreement do not indicate or establish an approval or consent requirement by such Guarantor under the Credit Agreement in connection with the execution and delivery of amendments, modifications or waivers to the Credit Agreement or any of the other Loan Documents.

Section 5.Representations and Warranties.  The Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a)the representations and warranties set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) as of the date of this Agreement except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) as of such earlier date;

(b)(i) the execution, delivery, and performance of this Agreement are within the corporate, limited partnership or limited liability company power, as appropriate, and authority of the Borrower and the Guarantors and have been duly authorized by appropriate proceedings and (ii) this Agreement constitutes a legal, valid, and binding obligation of the Borrower and each Guarantor, enforceable against the Borrower and each such Guarantor in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; and

(c)as of the effectiveness of this Agreement and after giving effect thereto, no Default or Event of Default has occurred and is continuing.

Section 6.FATCA.  For purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of the Amendment, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Loans as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

Section 7.Effectiveness.  This Agreement shall become effective as of the date hereof upon the occurrence of all of the following:

(a)Documentation. The Administrative Agent shall have received this Agreement, duly and validly executed by the Required Lenders and the Borrower and delivered to the Administrative Agent, in form and substance satisfactory to the Administrative Agent and the Required Lenders, in sufficient copies for each Lender;

(b)Representations and Warranties.  The representations and warranties in this Agreement and the other Loan Documents being true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) as of the date of this Agreement except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) as of such earlier date, and except that the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Sections 6.01 of the Credit Agreement.

(c)No Default or Event of Default. After giving effect to this Agreement, there being no Default or Event of Default which has occurred and is continuing.

(d)Expenses.  The Borrower having paid all costs, expenses, and fees which have been invoiced and are payable pursuant to Section 10.04 of the Credit Agreement or any other written agreement.

Section 8.Effect on Loan Documents.  Except as amended and waived herein, the Credit Agreement and the Loan Documents remain in full force and effect as originally executed, and nothing herein shall act as a waiver of any of the Administrative Agent’s or Lenders’ rights under the Loan Documents, as amended.  This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents.  Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement may be a Default or Event of Default under other Loan Documents.

Section 9.Choice of Law.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York.

Section 10.Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be an original.

THIS WRITTEN AGREEMENT AND THE LOAN DOCUMENTS, AS DEFINED IN THE CREDIT AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

EXECUTED as of the date first set forth above.

BORROWER:
JP ENERGY PARTNERS LP
By: JP Energy GP II LLC, its general partner

By:	/s/ Patrick Welch
Name:	Patrick Welch
Title:	Chief Financial Officer

GUARANTORS:
JP ENERGY REFINED PRODUCTS, LLC
JP ENERGY ATT, LLC
JP ENERGY CADDO, LLC
JP ENERGY CRUDE OIL SERVICES, LLC
JP FALCO, LLC
JP ENERGY STORAGE, LLC
JP ENERGY PERMIAN, LLC
JP ENERGY PRODUCTS SUPPLY, LLC

By:	/s/ Patrick Welch
Name:	Patrick Welch
Title:	Chief Financial Officer

PINNACLE PROPANE, LLC
PINNACLE PROPANE EXPRESS, LLC
ALLIANT GAS, LLC
JP LIQUIDS, LLC

By:	/s/ Patrick Welch
Name:	Patrick Welch
Title:	Chief Financial Officer

SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT

JP ENERGY PARTNERS LP

ADMINISTRATIVE AGENT:
BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Don B. Pinzon
Name:	Don B. Pinzon
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT

JP ENERGY PARTNERS LP

LENDERS:
BANK OF AMERICA, N.A., as a Lender, L/C Issuer, and Swing Line Lender

By:	/s/ Julie Castano
Name:	Julie Castano
Title:	Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT

JP ENERGY PARTNERS LP

BANK OF MONTREAL, as a Lender

By:	/s/ Kevin Utsey
Name:	Kevin Utsey
Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT

JP ENERGY PARTNERS LP

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:
Name:
Title:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT

JP ENERGY PARTNERS LP

AMEGY BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jill McSorley
Name:	Jill McSorley
Title:	Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT

JP ENERGY PARTNERS LP

ROYAL BANK OF CANADA, as a Lender

By:
Name:
Title:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT

JP ENERGY PARTNERS LP

CADENCE BANK, N.A. , as a Lender

By:	/s/ William W. Brown
Name:	William W. Brown
Title:	Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT

JP ENERGY PARTNERS LP

BARCLAYS BANK PLC, as a Lender

By:	/s/ Vanessa A. Kurbatskiy
Name:	Vanessa A. Kurbatskiy
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT

JP ENERGY PARTNERS LP